UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08243

Direxion Funds

(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York , NY 10019

(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York , NY 10019

(Name and address of agent for service)

646-572-3390

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2014

Date of reporting period: April 30, 2014

Item 1. Reports to Stockholders.

DIREXION FUNDS

SEMI–ANNUAL REPORT APRIL 30, 2014

1301 Avenue of the Americas (6th Ave.), 35th Floor New York, New York 10019 (800) 851-0511 www.direxioninvestments.com

Direxion Indexed Commodity Strategy Fund (Consolidated)

(formerly Commodity Trends Strategy Fund)

Direxion/Wilshire Dynamic Fund

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Direxion Long/Short Global Currency Fund

Direxion Indexed Synthetic Convertible Strategy Fund

Direxion Indexed Synthetic Convertible Strategy Bear Fund

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LETTER TO SHAREHOLDERS

Dear Shareholders,

This Semi-Annual Report for the Direxion Funds covers the period from November 1, 2013 to April 30, 2014 (the “Semi-Annual Period”).

Market Review:

The S&P 500® Index rose 8.35% on a total return basis during the Semi-Annual Period. After a brief profit-taking dip in December, the market lifted higher into year-end and remained flat through the first half of January. The market experienced a sharp sell-off in the second half of January, primarily due to volatility in Emerging Market currencies. The sizable selloff in these Emerging Market currencies was due to concerns over increased Federal Reserve tapering and its eventual effect on Emerging Market economies. This selloff caused a drag on U.S. stocks and pushed the S&P 500® Index to its lowest close during the Semi-Annual Period. Investors proved to be resilient and shrugged off these Emerging Market concerns, as by mid-February the S&P 500® Index had recovered to the pre-sell off levels, continuing even higher for the remainder of the Semi-Annual Period.

The Fixed Income market continued to fall into the close of 2013, but during the first four months of 2014, U.S. Ten-Year and Long Duration Bonds posted solid gains. Since the beginning of 2014 through April, the Barclays U.S. Aggregate Total Bond Index steadily gained 2.70%, after falling 0.94% from the end of October through year end 2013. During the first quarter of 2014, short-term rates rose slightly (before dropping back down) as long-term rates declined, causing the long-end of the yield curve to flatten significantly.

Fund Performance Review:

The Direxion Indexed Commodity Strategy Fund (the “Commodity Fund”) seeks to match, after expenses, the return of the Auspice Broad Commodity Index, a long/flat commodities index. A long/flat approach allows the Commodity Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Auspice Broad Commodity Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of twelve commodity futures which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. During the Semi-Annual Period, the Auspice Broad Commodity Index returned 2.07%, while the Commodity Fund’s Class A returned 0.58% (-4.99% with sales load).

The Direxion Indexed Commodity Strategy Fund experienced rather volatile returns during the Semi-Annual Period. November began bolstered by upside performance in the Energy sector, specifically Heating Oil and RBOB Gasoline. The Agriculture sector held the fund back in November, Sugar being the main culprit. Positive December performance was due to a continued rally in the Energy sector, but the upside was mitigated by poor performance of both Soybeans and Sugar. The Direxion Indexed Commodity Strategy Fund experienced a fairly sharp selloff into January, missing on all three long sectors (Energy, Metals and Agriculture). Conversely, February experienced a significant rebound in performance as Heating Oil, RBOB Gasoline and Natural Gas moved higher. Performance was also bolstered by strong returns on long positions in Cotton and Soybeans. The month of March gave some performance back, as Gold and Natural Gas sold off. Finishing the period, April closed higher on strong performance in the Energy and Agricultural sectors.

The Direxion/Wilshire Dynamic Fund (the “Wilshire Fund”) seeks capital appreciation through the use of built-in tactical strategies to attempt to capitalize on short-term market inefficiencies and is designed for investors seeking to outperform a traditional strategic (long-term only) asset allocation approach. To achieve its investment objective, the Wilshire Fund combines a strategic asset allocation with a “tactical overlay” to position the Wilshire Fund defensively or aggressively, depending upon the outlook of the Wilshire Associates Incorporated (the “Sub-Adviser”). Under normal circumstances, the Wilshire Fund is managed by Rafferty Asset Management, LLC (the “Adviser”) pursuant to the Sub-Adviser’s traditional asset allocation model. This model allocates approximately 60% of the Wilshire Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Fund’s risk exposure based on the Sub-adviser’s outlook for the market. The Sub-Adviser’s tactical model evaluates asset class allocations on a monthly basis. In response to market conditions, the Sub-Adviser may recommend that the Adviser rebalance the Wilshire Fund’s portfolio, use short positions and/or employ leverage in its tactical allocations. For the Semi-Annual Period, the Wilshire Fund’s Class A returned 3.73% (-1.98% with sales load), as compared to a total net return of 6.99% from the MSCI World Index, 2.03% for the Barclays Capital Aggregate Bond Index and 5.01% for a 60:40 respective composite of the two.

4	DIREXION SEMI-ANNUAL REPORT

The Wilshire Fund decreased its position in non-U.S. Fixed Income to underweight in November, as the outlook for fixed income in general deteriorated. This was a beneficial move, as the 10-Year U.S. Treasury yield increased to 2.75% by the end of the month. As rates increased, U.S. bond sectors posted mostly negative returns. The Wilshire Fund also benefited from an overweight position in Large Cap growth, as the U.S. Equity market advanced for the month. The S&P 500 Index and Wilshire Fund both declined from January 22, 2014 to February 3, 2014 with the S&P dropping 5.56% and the Fund dropping 4.61%. During this period the Wilshire Fund’s holdings in Large Cap equities, Developed Markets and Emerging Markets attributed to the negative returns. In February the fund decreased its marginal overweight position in U.S. Equities, maintained its overweight position in non-U.S. Equities and underweight exposure to Commodities. The U.S. Equity market picked up in February, with Developed and Emerging Markets posting gains despite the headwinds created by the turmoil in Ukraine. For the month of March, the Wilshire Fund’s positions in Large and Small Cap Growth posted negative returns, while its holdings in Large and Small Cap Value produced positive returns. In April the Wilshire Fund shifted from overweight U.S. Equities, to a neutral weight between Equities and Fixed Income due to volatility and geopolitical risk.

The Direxion Indexed Managed Futures Strategy Fund (the “Managed Futures Fund”) seeks to match, after expenses, the return of the Auspice Managed Futures Index, a long/short managed futures index. The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity and financial markets while attempting to carefully manage risk. The Auspice Managed Futures Index uses a quantitative methodology to track either long or short positions in a diversified portfolio of twenty-one exchange traded futures which track the energy, metal, agricultural, interest rate, and currency sectors. It attempts to incorporate dynamic risk management and contract rolling methods to take advantage of price anomalies across different tenors and maturities (expiration dates) of futures contracts. During the Semi-Annual Period, the Auspice Managed Futures Index returned -2.85%, while the Managed Futures Fund’s Class A returned -4.21% (-9.48% with sales load).

The Direxion Indexed Managed Futures Strategy Fund experienced a stretch of modest gains early in the Semi-Annual Period, before reversing in late-January and finishing down in April. Early gains in November were spurred by the fund’s exposure to the Energy sector, specifically long-exposure to Heating Oil and RBOB Gasoline. Short-exposure to Metals was also beneficial to the performance during this period, driven by weakness in Gold, Silver and to a lesser extent Copper. Mixed results then followed during the months of December and January, with the Direxion Indexed Managed Futures Strategy Fund being partly held back due to trendless performance of the Energy sector. Interest rates dragged on performance during this time period, as small gains in the long-end of the curve failed to offset losses in the short. Short exposure to Gold as it rallied during January was also a major draw on performance. With February, the Direxion Indexed Managed Futures Strategy Fund began a downward trend that would last through March. Gains in the Energy and Currency sectors in February failed to offset losses from short positions in Gold and Silver, as well as shorts in the Soft Commodities. The Semi-Annual Period ended by continuing to pullback through March before leveling off in April. Metals were one of the leading contributors to the downside, as all sectors missed for the month of March. April brought a reversal, as the Direxion Indexed Managed Futures Strategy Fund saw positive returns, mostly due to positive performance of Grains along with contributions from Energy and Metals.

The Direxion Long/Short Global Currency Fund (the “Currency Fund”) seeks capital appreciation through exposure to a broad universe of 19 developed and emerging markets global currencies. The Currency Fund utilizes a rules-based, multi-factor model (interest rates, stock index performance, open interest and inflation), to profit from currency movement regardless of direction. Individual currency exposure is capped at 25% of total assets for developed markets and 20% of total assets for emerging markets (the Indian Rupee, Indonesian Rupiah, Philippine Peso and Russian Ruble are capped at 5% of total assets). During the Semi-Annual Period, the Morgan Stanley Multi FX Enhanced V10 USD Index returned -4.24%, while the Currency Fund’s Class A returned -5.23% (-10.45% with sales load).

In November, the Direxion Long/Short Global Currency Fund declined 2% for the first part of the month, before rebounding to being only down 0.98% for the month. The Direxion Long/Short Global Currency Fund’s December rebalance lead to lower returns as it was heavily weighted towards currencies that underperformed (Short AUD, Short NZD, Long CAD and Long EUR). The Direxion Long/Short Global Currency Fund was range-bound from February through March, posting a positive return of 0.40%. During the final month of the Semi-Annual Period, the Direxion Long/Short Global Currency Fund returned -0.92% due to the short GBP and JPY allocation.

The Direxion Indexed Synthetic Convertible Strategy Fund and the Direxion Indexed Synthetic Convertible Strategy Bear Fund respectively seek to match, after expenses, the return and the inverse (or opposite) of the QES Synthetic Convertible Index. The Direxion Indexed Synthetic Convertible Strategy Fund and the Direxion Indexed Synthetic Convertible Strategy Bear Fund commenced operations on February 5, 2014. The QES Synthetic Convertible Index is designed to capture high correlation and similar overall returns to the convertible bond universe by investing in liquid market instruments with comparable characteristics to convertible bonds. The QES Synthetic Convertible Index analyzes aggregate data in the

DIREXION SEMI-ANNUAL REPORT	5

convertible bond universe to determine sensitivity to factors such as equity price changes, interest rate changes and changes in credit spreads. The QES Synthetic Convertible Index builds a portfolio of equity, fixed income and credit instruments to capture those exposures synthetically with greater liquidity than a portfolio of convertible bonds. During the stated period, the QES Synthetic Convertible Index returned 6.93%, while the Direxion Indexed Synthetic Convertible Strategy Fund returned 5.94%, and the Direxion Indexed Synthetic Convertible Strategy Bear Fund returned -7.60%.

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Eric Falkeis Chief Operating Officer	Patrick Rudnick Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 1.800.851.0511, or visit www.direxioninvestments.com.

Performance data shown reflects the Class A maximum sales charge of 5.50%. The Funds impose a 1.00% redemption fee on shares held for less than 30 days. Performance data does not reflect the redemption fee. If it had, returns would have been reduced.

An investment in the Funds involves risk, including the possible loss of principal. There is no guarantee the Funds will achieve their objective. The Funds are non-diversified and include risks associated with concentration risk which results from the Funds’ investments in a particular industry or sector and can increase volatility over time. Managed Futures, Commodities and Currencies are subject to significant volatility and entail high degree of risk. For certain Funds the performance of the portfolio is based upon the price movements of a physical commodity which may be subject to greater volatility. Certain Funds invest in foreign securities, which are subject to higher risks than domestic investments. This may be due to greater volatility, increased political, economic, and currency risks, as well as variances in accounting methods the Fund cannot control. The use of derivatives may subject the Funds to market risks that may cause their prices to fluctuate over time and may result in larger losses or smaller gains than investing in other financial instruments. The use of leverage by the Funds may accelerate the velocity of potential losses. Other risks associated with the Funds are detailed in the prospectuses which include Active and Frequent Trading Risk, Adverse Market Conditions Risk, Convertible Bond Risk, Counterparty Risk, Credit Risk, Currency Exchange Rate Risk, Debt Instrument Risk, Emerging Markets Risk, Equity Securities Risk, Foreign Securities Risk, Interest Rate Risk, Leverage Risk, Market Risk, Other Investment Companies and ETF Risk, Regulatory Risk, Shorting Securities Risk, Subsidiary Investment Risk, Tracking Error Risk and Valuation Time Risk. For a detailed explanation of these risks, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1-800-851-0511 or visit www.direxioninvestments.com. The prospectus should be read carefully before investing.

The views in this report were those of the Adviser as of April 30, 2014 and may not reflect their views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

The total annual fund operating expense ratios of the Direxion Indexed Managed Futures Strategy Fund Class A, Direxion Indexed Commodity Strategy Fund Class A, Direxion/Wilshire Dynamic Fund Class A, Direxion Long/Short Global Currency Fund Class A, Direxion Indexed Synthetic Convertible Strategy Fund and Direxion Indexed Synthetic Convertible Strategy Bear Fund is 1.45%, 1.26%, 1.43%, 1.24%, 1.51% and 1.35%, respectively, net of any fee, waivers or expense reimbursements.

The total annual fund operating expense ratios include Acquired Fund Fees and Expenses, indirect fees and expenses the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual operating expense ratios of the Direxion Indexed Managed Futures Strategy Fund Class A, Direxion Indexed Commodity Strategy Fund Class A, Direxion/Wilshire Dynamic Fund Class A, Direxion Long/Short Global Currency Fund Class A, Direxion Indexed Synthetic Convertible Strategy Fund and Direxion Indexed Synthetic Convertible Strategy Bear Fund is 1.45%, 1.26%, 1.16%, 1.24%, 1.35% and 1.35% respectively.

The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity and financial markets. The Index will use a quantitative methodology to track either long or short positions in a diversified portfolio of 21 exchange-traded futures which cover the energy, metal, agricultural, interest rate and currency sectors.

The Auspice Broad Commodity Index aims to capture upward trends in the commodity markets while minimizing risk during downtrends. The index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 commodity futures which cover the energy, metal, and agricultural sectors.

The Morgan Stanley Multi FX Enhanced V10 Index utilizes a multi-factor model to provide direct access to diversified FX investment styles. The index will use a quantitative methodology to track either long or short against the U.S. Dollar, a diversified portfolio of 19 currencies which cover both Developed and Emerging markets.

6	DIREXION SEMI-ANNUAL REPORT

The QES Synthetic Convertible Index aims to capture high correlation and similar overall returns to the convertible bond universe by investing in liquid market instruments with comparable characteristics to convertible bonds.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets countries. With 1,610 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The Developed Markets countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The Barclays Capital U.S. Aggregate Bond Index is an unmanaged, market value weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

Distributed by: Rafferty Capital Markets, LLC

Date of First Use: June 27, 2014

DIREXION SEMI-ANNUAL REPORT	7

Expense Example

April 30, 2014 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (November 1, 2013 — April 30, 2014).

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. You will be charged a sales charge of 5.50% as a percentage of the offering price on your purchases of Class A shares of the Fund. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem Class A or Institutional Class shares of the Fund that have been held for less than 90 days. You may be charged a contingent deferred sales charge of 1.00% of the net amount of the redemption if you redeem Class A shares of the Fund within 24 months of purchase and a contingent deferred sales charge of 1.00% on Class C shares of the Fund within 12 months of purchase. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, redemption fees, sales charges (loads), returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	DIREXION SEMI-ANNUAL REPORT

Expense Example

April 30, 2014 (Unaudited)

	Expense Ratio[1]	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period[2]
Direxion Indexed Commodity Strategy Fund (Consolidated) Class A
Based on actual fund return	1.26%	$1,000.00	$1,005.80	$6.27
Based on hypothetical 5% return	1.26%	1,000.00	1,018.55	6.31
Direxion Indexed Commodity Strategy Fund (Consolidated) Institutional Class
Based on actual fund return	1.01%	1,000.00	1,006.80	5.03
Based on hypothetical 5% return	1.01%	1,000.00	1,019.79	5.06
Direxion Indexed Commodity Strategy Fund (Consolidated) Class C
Based on actual fund return	2.01%	1,000.00	1,001.60	9.98
Based on hypothetical 5% return	2.01%	1,000.00	1,014.83	10.04
Direxion/Wilshire Dynamic Fund Class A
Based on actual fund return	1.16%	1,000.00	1,037.30	5.86
Based on hypothetical 5% return	1.16%	1,000.00	1,019.04	5.81
Direxion/Wilshire Dynamic Fund Class C
Based on actual fund return	1.91%	1,000.00	1,033.50	9.63
Based on hypothetical 5% return	1.91%	1,000.00	1,015.32	9.55
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Class A
Based on actual fund return	1.45%	1,000.00	957.90	7.04
Based on hypothetical 5% return	1.45%	1,000.00	1,017.60	7.25
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Institutional Class
Based on actual fund return	1.20%	1,000.00	959.40	5.83
Based on hypothetical 5% return	1.20%	1,000.00	1,018.84	6.01
Direxion Indexed Managed Futures Strategy Fund (Consolidated) Class C
Based on actual fund return	2.20%	1,000.00	954.30	10.66
Based on hypothetical 5% return	2.20%	1,000.00	1,013.89	10.99
Direxion Long/Short Global Currency Fund Class A
Based on actual fund return	1.24%	1,000.00	947.70	5.99
Based on hypothetical 5% return	1.24%	1,000.00	1,018.65	6.21
Direxion Long/Short Global Currency Fund Institutional Class
Based on actual fund return	0.99%	1,000.00	948.70	4.78
Based on hypothetical 5% return	0.99%	1,000.00	1,019.89	4.96
Direxion Long/Short Global Currency Fund Class C
Based on actual fund return	1.99%	1,000.00	944.20	9.59
Based on hypothetical 5% return	1.99%	1,000.00	1,014.78	9.94
Direxion Indexed Synthetic Convertible Strategy Fund Investor Class[3]
Based on actual fund return	1.22%	1,000.00	1,059.40	2.89
Based on hypothetical 5% return	1.22%	1,000.00	1,005.46	2.82
Direxion Indexed Synthetic Convertible Strategy Bear Fund Investor Class[3]
Based on actual fund return	1.35%	1,000.00	924.00	2.99
Based on hypothetical 5% return	1.35%	1,000.00	1,004.81	3.11

[1]	Annualized.

[2]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 365.

[3]

Expenses are paid equal to the Fund’s annualized expense ratio, multiplied by the average account value during the period of February 5, 2014 (commencement of operations) to April 30, 2014, multiplied by the number of days since commencement of operations, then divided by 365.

DIREXION SEMI-ANNUAL REPORT	9

Allocation of Portfolio Holdings

April 30, 2014 (Unaudited)

	Cash*	Investment Companies	Futures		Swaps	Forward Currency Contracts		Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	99%	—	1%		—	—		100%
Direxion/Wilshire Dynamic Fund	10%	89%	—		1%	—		100%
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	99%	—	1%		—	—		100%
Direxion Long/Short Global Currency Fund	100%	—	—		—	0	%**	100%
Direxion Indexed Synthetic Convertible Strategy Fund	49%	52%	0	%**	(1%)	—		100%
Direxion Indexed Synthetic Convertible Strategy Bear Fund	103%	—	0	%**	(3%)	—		100%

Allocation	of Portfolio Holdings reflects percentages of net assets.

*	Cash, cash equivalents and other assets less liabilities.

**	Percentage is less than 0.5%.

10	DIREXION SEMI-ANNUAL REPORT

Direxion Indexed Commodity Strategy Fund (Consolidated)

Schedule of Investments

April 30, 2014 (Unaudited)

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	89,117,754

TOTAL NET ASSETS - 100.0%	$89,117,754

Percentages are stated as a percent of net assets.

(a)	$2,651,627 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

April 30, 2014 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
450	Corn No. 2 Futures
	Expiring December 2014 (Underlying Face Amount at Market Value $11,458,125)	$475,479
202	Cotton No. 2 Futures
	Expiring July 2014 (Underlying Face Amount at Market Value $9,523,290)	389,782
97	Gasoline RBOB Futures
	Expiring September 2014 (Underlying Face Amount at Market Value $11,579,938)	136,343
119	Gold Futures
	Expiring June 2014 (Underlying Face Amount at Market Value $15,421,210)	(382,096)
116	Heating Oil Futures
	Expiring June 2014 (Underlying Face Amount at Market Value $14,265,703)	(136,574)
69	Natural Gas Futures
	Expiring April 2015 (Underlying Face Amount at Market Value $2,924,910)	27,543
138	Soybean Futures
	Expiring November 2014 (Underlying Face Amount at Market Value $8,602,575)	673,500
235	Wheat Futures
	Expiring July 2014 (Underlying Face Amount at Market Value $8,477,625)	148,349
143	WTI Crude Oil Futures
	Expiring December 2014 (Underlying Face Amount at Market Value $13,574,990)	(74,205)

		$1,258,121

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	11

Direxion/Wilshire Dynamic Fund

Schedule of Investments

April 30, 2014 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 88.9%
2,494	iShares MSCI Emerging Markets ETF	$103,077
58,528	iShares MSCI EAFE ETF	3,998,632
13,474	iShares Russell 1000 Value ETF	1,312,098
719	iShares Russell 2000 Growth ETF	92,816
949	iShares Russell 2000 Value ETF	93,277
9,053	iShares S&P GSCI Commodity Indexed Trust(b)	301,465
14,313	iShares Core Total U.S. Bond Market ETF	1,554,249
3,039	PIMCO 0-5 Year High Yield Corporate Bond Index ETF	324,261
12,299	PowerShares Emerging Markets Sovereign Debt Portfolio	347,570
23,218	SPDR Barclays International Treasury Bond ETF	1,390,294
20,535	SPDR Barclays High Yield Bond ETF	849,122
1,475	Vanguard Global ex-U.S. Real Estate ETF	81,553

	TOTAL INVESTMENT COMPANIES (Cost $9,781,711)	$10,448,414

	TOTAL INVESTMENTS (Cost $9,781,711) - 88.9%	$10,448,414
	Other Assets in Excess of Liabilities - 11.1%(a)	1,309,164

	TOTAL NET ASSETS - 100.0%	$11,757,578

Percentages are stated as a percent of net assets.

(a)	$200,000 of cash is pledged as collateral for swap contracts.

(b)	Non-income producing security.

Long Equity Swap Contracts

April 30, 2014 (Unaudited)

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse Capital, LLC	iShares Russell 1000 Growth Index Fund	15,108	$1,179,787	(0.450%)	5/12/2015	$138,373

The accompanying notes are an integral part of these financial statements.

12	DIREXION SEMI-ANNUAL REPORT

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Schedule of Investments

April 30, 2014 (Unaudited)

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	102,386,222

TOTAL NET ASSETS - 100.0%	$102,386,222

Percentages are stated as a percent of net assets.

(a)	$4,881,210 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

April 30, 2014 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
63	Australian Dollar Futures Expiring June 2014 (Underlying Face Amount at Market Value $5,838,210)	$(53,786)
81	British Pound Futures Expiring June 2014 (Underlying Face Amount at Market Value $8,546,006)	85,559
494	Corn Futures Expiring December 2014 (Underlying Face Amount at Market Value $12,578,475)	573,403
220	Cotton No. 2 Futures Expiring July 2014 (Underlying Face Amount at Market Value $10,371,900)	439,099
49	Euro FX Futures Expiring June 2014 (Underlying Face Amount at Market Value $8,495,375)	(796)
109	Gasoline RBOB Futures Expiring September 2014 (Underlying Face Amount at Market Value $13,012,507)	167,961
130	Gold Futures Expiring June 2014 (Underlying Face Amount at Market Value $16,846,700)	(448,798)
130	NY Harbor ULSD Futures Expiring June 2014 (Underlying Face Amount at Market Value $15,987,426)	(218,258)
78	Natural Gas Futures Expiring April 2015 (Underlying Face Amount at Market Value $3,306,420)	31,454
157	Soybean Futures Expiring November 2014 (Underlying Face Amount at Market Value $9,786,988)	809,726
142	U.S. 5 Year T-Note Futures Expiring June 2014 (Underlying Face Amount at Market Value $16,962,344)	(11,219)
53	U.S. Long T-Bond Futures Expiring June 2014 (Underlying Face Amount at Market Value $7,151,688)	188,611
157	WTI Crude Oil Futures Expiring December 2014 (Underlying Face Amount at Market Value $14,904,010)	(73,766)
256	Wheat Futures Expiring July 2014 (Underlying Face Amount at Market Value $9,235,200)	159,322

		$1,648,512

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	13

Direxion Indexed Managed Futures Strategy Fund (Consolidated)

Short Futures Contracts

April 30, 2014 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
65	Canadian Dollar Futures Expiring June 2014 (Underlying Face Amount at Market Value $5,931,900)	$(89,619)
181	Copper Futures Expiring July 2014 (Underlying Face Amount at Market Value $13,699,438)	1,670
24	Japanese Yen Futures Expiring June 2014 (Underlying Face Amount at Market Value $2,938,500)	(33,090)
51	Silver Futures Expiring July 2014 (Underlying Face Amount at Market Value $4,889,370)	54,889
451	Sugar No. 11 Futures Expiring March 2015 (Underlying Face Amount at Market Value $9,657,894)	(755,589)
58	U.S. 10 Year T-Note Futures Expiring June 2014 (Underlying Face Amount at Market Value $7,216,469)	(28,560)
97	U.S. Dollar Index Futures Expiring June 2014 (Underlying Face Amount at Market Value $7,714,605)	30,675

		$(819,624)

The accompanying notes are an integral part of these financial statements.

14	DIREXION SEMI-ANNUAL REPORT

Direxion Long/Short Global Currency Fund

Schedule of Investments

April 30, 2014 (Unaudited)

No reportable investments.

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)	9,493,084

TOTAL NET ASSETS - 100.0%	$9,493,084

Percentages are stated as a percent of net assets.

(a)	$220,000 of cash is pledged as collateral for forward currency contracts.

Schedule of Forward Currency Exchange Contracts

April 30, 2014 (Unaudited)

Settlement Date	Currency to be Delivered		U.S. $ Value at April 30, 2014	Currency to be Received		U.S. $ Value at April 30, 2014	Unrealized Appreciation/ (Depreciation)
5/15/2014	1,148,705	U.S. Dollars	$1,148,705	1,223,182	Australian Dollars	$1,135,145	$(13,560)
5/19/2014	1,384,353	U.S. Dollars	1,384,353	3,075,340	Brazil Real	1,370,811	(13,542)
5/15/2014	641,708	British Pound	1,083,333	1,072,806	U.S. Dollars	1,072,806	(10,527)
5/15/2014	1,724,574	U.S. Dollars	1,724,574	1,890,024	Canadian Dollars	1,723,771	(803)
5/15/2014	18,043	U.S. Dollars	18,043	12,995	Euro	18,027	(16)
5/15/2014	172,514,726	Hungarian Forint	779,589	781,270	U.S. Dollars	781,270	1,681
5/19/2014	120,553	U.S. Dollars	120,553	7,335,021	Indian Rupee	121,101	548
5/19/2014	120,553	U.S. Dollars	120,553	1,390,332,790	Indonesian Rupiah	119,860	(693)
5/15/2014	152,010,356	Japanese Yen	1,487,015	1,495,151	U.S. Dollars	1,495,151	8,136
5/15/2014	24,801,886	Mexican Peso	1,893,406	1,892,627	U.S. Dollars	1,892,627	(779)
5/15/2014	1,420,304	U.S. Dollars	1,420,304	1,639,587	New Zealand Dollar	1,411,987	(8,317)
5/15/2014	557,433	U.S. Dollars	557,433	3,308,428	Norwegian Krone	556,236	(1,197)
5/16/2014	5,356,874	Philippine Peso	120,134	120,553	U.S. Dollars	120,553	419
5/16/2014	4,329,043	Russian Ruble	121,004	120,553	U.S. Dollars	120,553	(451)
5/15/2014	1,609,247	U.S. Dollars	1,609,247	10,507,642	Swedish Krona	1,615,533	6,286
5/15/2014	72,003	Swiss Francs	81,819	82,183	U.S. Dollars	82,183	364
5/19/2014	595,548,100	South Korean Won	575,714	573,001	U.S. Dollars	573,001	(2,713)
5/15/2014	1,905,893	U.S. Dollars	1,905,893	20,036,219	South African Rand	1,899,897	(5,996)
5/15/2014	1,905,893	U.S. Dollars	1,905,893	4,058,819	Turkish Lira	1,914,353	8,460

			$18,057,565			$18,024,865	$(32,700)

Morgan Stanley is the counterparty for all open forward currency exchange contracts held by the Fund as of April 30, 2014.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	15

Direxion Indexed Synthetic Convertible Strategy Fund

Schedule of Investments

April 30, 2014 (Unaudited)

Shares		Value
INVESTMENT COMPANIES - 51.7%
93,219	iShares iBoxx $ High Yield Corporate Bond ETF	$8,794,280

	TOTAL INVESTMENT COMPANIES (Cost $8,783,447)	$8,794,280

	TOTAL INVESTMENTS (Cost $8,783,447) - 51.7%	$8,794,280
	Other Assets in Excess of Liabilities - 48.3%(a)(b)	8,208,021

	TOTAL NET ASSETS - 100.0%	$17,002,301

Percentages are stated as a percent of net assets.

(a)	Includes $4,593,889 cash segregated as collateral for swap contracts.

(b)	$16,905 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

April 30, 2014 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
22	U.S. 5 Year T-Note Futures
	Expiring June 2014 (Underlying Face Amount at Market Value $2,627,969)	$9,777

Long Equity Swap Contracts

April 30, 2014 (Unaudited)

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares 3-7 Year Treasury Bond ETF	287	$34,685	(0.502%)	8/6/2015	$77
Credit Suisse International	iShares Russell 2000 ETF	79,750	9,137,484	(0.152%)	8/6/2015	(207,388)
Credit Suisse International	iShares iBoxx $ Investment Grade Corporate Bond ETF	40,651	4,784,351	(0.502%)	8/6/2015	18,020
Credit Suisse International	SPDR S&P 500 ETF Trust	37,286	7,005,477	(0.502%)	8/6/2015	19,514

			$20,961,997			$(169,777)

The accompanying notes are an integral part of these financial statements.

16	DIREXION SEMI-ANNUAL REPORT

Direxion Indexed Synthetic Convertible Strategy Bear Fund

Schedule of Investments

April 30, 2014 (Unaudited)

No reportable investments

Value
TOTAL INVESTMENTS (Cost $0) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0%(a)(b)	17,687,957

TOTAL NET ASSETS - 100.0%	$17,687,957

Percentages are stated as a percent of net assets.

(a)	Includes $6,920,000 cash segregated as collateral for swap contracts.

(b)	$9,472 of cash is pledged as collateral for futures contracts.

Short Futures Contracts

April 30, 2014 (Unaudited)

Contracts		Unrealized Appreciation/ (Depreciation)
20	U.S. 5 Year T-Note Futures Expiring June 2014 (Underlying Face Amount at Market Value $2,389,063)	$4,159

Short Equity Swap Contracts

April 30, 2014 (Unaudited)

Counterparty	Reference Entity	Number of Contracts	Notional Amount	Interest Rate Received/(Paid)	Termination Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	iShares 3-7 Year Treasury Bond ETF	3,163	$383,649	(0.198%)	8/6/2015	$310
Credit Suisse International	iShares Russell 2000 ETF	83,032	9,186,016	(0.748%)	8/6/2015	(115,025)
Credit Suisse International	iShares iBoxx $ High Yield Corporate Bond ETF	97,056	9,102,700	(0.448%)	8/6/2015	(55,449)
Credit Suisse International	iShares iBoxx $ Investment Grade Corporate Bond ETF	42,324	4,983,641	(0.198%)	8/6/2015	(17,404)
Credit Suisse International	SPDR S&P ETF Trust	38,821	7,057,659	(0.198%)	8/6/2015	(258,044)

			$30,713,665			$(445,612)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	17

Statements of Assets and Liabilities

April 30, 2014 (Unaudited)

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Long/Short Global Currency Fund
Assets:
Investments, at market value (Note 2)	$—	$10,448,414	$—	$—
Cash	85,100,129	858,965	96,945,944	9,313,518
Receivables:
Fund shares sold	258,183	6,468	93,041	—
Investment securities sold	—	115,008	—	—
Deposit at broker for futures	2,651,627	—	4,881,210	—
Deposit at broker for forward currency contracts	—	—	—	220,000
Deposit at broker for swaps	—	200,000	—	—
Due from broker for swaps	—	1,917	—	—
Unrealized appreciation on swaps	—	138,373	—	—
Receivable for forward currency exchange contracts	—	—	—	25,894
Due from broker for futures	1,751,188	—	1,042,823	—
Dividends and interest	—	1,186	—	—

Total Assets	89,761,127	11,770,331	102,963,018	9,559,412

Liabilities:
Payables:
Fund shares redeemed	59,020	—	252,952	—
Payable for forward currency exchange contracts	—	—	—	58,594
Due to broker for futures	—	—	53,765	—
Variation margin	503,088	—	148,768	—
Accrued investment advisory fees	59,417	7,291	80,050	7,407
Accrued operating services fees	11,184	1,556	21,066	312
Accrued distribution expenses	10,664	3,906	20,195	15

Total Liabilities	643,373	12,753	576,796	66,328

Net Assets	$89,117,754	$11,757,578	$102,386,222	$9,493,084

Net Assets Consist of:
Capital stock	$90,636,302	$10,046,996	$109,734,753	$10,112,500
Accumulated net investment loss	(1,557,732)	(4,890)	(1,769,283)	(49,524)
Undistributed (Accumulated) net realized gain (loss)	(1,218,937)	910,396	(6,408,136)	(537,192)
Net unrealized appreciation (depreciation) on:
Investments	—	666,703	—	—
Forward currency exchange contracts	—	—	—	(32,700)
Futures	1,258,121	—	828,888	—
Swaps	—	138,373	—	—

Total Net Assets	$89,117,754	$11,757,578	$102,386,222	$9,493,084

Class A:
Net assets	$39,749,878	$8,539,809	$41,804,941	$42,430
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	2,084,571	181,130	1,170,256	1,120
Net asset value, redemption price and offering price per share	$19.07	$47.15	$35.72	$37.88

Institutional Class:
Net assets	$44,481,033	N/A	$54,093,611	$9,443,564
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	2,310,851	N/A	1,506,353	248,979
Net asset value, redemption price and offering price per share	$19.25	N/A	$35.91	$37.93

Class C:
Net assets	$4,886,843	$3,217,769	$6,487,670	$7,090
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	263,386	69,275	184,734	188
Net asset value, redemption price and offering price per share	$18.55	$46.45	$35.12	$37.71

Cost of Investments	$—	$9,781,711	$—	$—

The accompanying notes are an integral part of these financial statements.

18	DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities

April 30, 2014 (Unaudited)

	Direxion Indexed Synthetic Convertible Strategy Fund	Direxion Indexed Synthetic Convertible Strategy Bear Fund
Assets:
Investments, at market value (Note 2)	$8,794,280	$—
Cash	3,747,843	11,270,870
Receivables:
Fund shares sold	4,015	28,800
Investment securities sold	13,112	—
Deposit at broker for futures	16,905	9,472
Deposit at broker for swaps	4,593,889	6,920,000
Due from broker for swaps	24,106	—
Unrealized appreciation on swaps	37,611	310
Due from broker for futures	4,875	10,328
Variation margin	4,984	—

Total Assets	17,241,620	18,239,780

Liabilities:
Payables:
Fund shares redeemed	26,959	28,249
Due to broker for swaps	378	18,484
Unrealized depreciation on swaps	207,388	445,922
Variation margin	—	6,094
Accrued investment advisory fees	4,062	32,372
Accrued operating services fees	2,474	15,107
Accrued distribution expenses	(1,942)	5,586
Other liabilities	—	9

Total Liabilities	239,319	551,823

Net Assets	$17,002,301	$17,687,957

Net Assets Consist of:
Capital stock	$18,379,535	$20,697,133
Undistributed (Accumulated) net investment income (loss)	43,949	(83,596)
Accumulated net realized loss	(1,272,016)	(2,484,127)
Net unrealized appreciation (depreciation) on:
Investments	10,833	—
Futures	9,777	4,159
Swaps	(169,777)	(445,612)

Total Net Assets	$17,002,301	$17,687,957

Investor Class:
Net assets	$17,002,301	$17,687,957
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	401,242	478,559
Net asset value, redemption price and offering price per share	$42.3742	$36.9609

Cost of Investments	$8,783,447	$—

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	19

Statements of Operations

For the Six Months Ended April 30, 2014 (Unaudited)

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Long/Short Global Currency Fund
Investment Income:
Dividend income	$—	$147,065	$—	$—
Interest income	9,631	157	13,880	1,222

Total investment income	9,631	147,222	13,880	1,222

Expenses:
Investment advisory fees	326,674	47,902	527,845	45,492
Operating services fees	61,492	10,219	138,907	1,916
Distribution expenses - Class A	47,891	11,722	61,800	57
Distribution expenses - Class C	23,997	16,981	29,295	34

Total expenses	460,054	86,824	757,847	47,499

Net investment income (loss)	(450,423)	60,398	(743,967)	(46,277)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	—	955,830	—	—
Forward currency exchange contracts	—	—	—	(537,220)
Futures	(1,218,937)	—	(5,020,033)	—
Swaps	—	96,845	—	—
Contributions by affiliates (Note 4)	—	—	—	28

	(1,218,937)	1,052,675	(5,020,033)	(537,192)

Capital gain distributions from regulated investment companies	—	2,620	—	—

Change in net unrealized appreciation (depreciation) on:
Investments	—	(688,689)	—	—
Forward currency exchange contracts	—	—	—	71,573
Futures	2,182,042	—	984,631	—
Swaps	—	5,004	—	—

	2,182,042	(683,685)	984,631	71,573

Net realized and unrealized gain (loss) on investments	963,105	371,610	(4,035,402)	(465,619)

Net increase (decrease) in net assets resulting from operations	$512,682	$432,008	$(4,779,369)	$(511,896)

The accompanying notes are an integral part of these financial statements.

20	DIREXION SEMI-ANNUAL REPORT

Statements of Operations

For the Period Ended April 30, 2014 (Unaudited)

	Direxion Indexed Synthetic Convertible Strategy Fund[1]	Direxion Indexed Synthetic Convertible Strategy Bear Fund[1]
Investment Income:
Dividend income	$88,636	$—
Interest income	272	1,043

Total investment income	88,908	1,043

Expenses:
Investment advisory fees	27,665	47,022
Operating services fees	12,911	21,943
Distribution expenses	9,222	15,674

Total expenses	49,798	84,639
Less: reimbursement of expenses from Adviser	(4,839)	—

Net expenses	44,959	84,639

Net investment income (loss)	43,949	(83,596)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(252,137)	—
Futures	(6,818)	(560,561)
Swaps	(1,013,061)	(1,923,566)

	(1,272,016)	(2,484,127)

Change in net unrealized appreciation (depreciation) on:
Investments	10,833	—
Futures	9,777	4,159
Swaps	(169,777)	(445,612)

	(149,167)	(441,453)

Net realized and unrealized (loss) on investments	(1,421,183)	(2,925,580)

Net decrease in net assets resulting from operations	$(1,377,234)	$(3,009,176)

[1]	Represents the period from February 5, 2014 (commencement of operations) to April 30, 2014.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	21

Statements of Changes in Net Assets

	Direxion Indexed Commodity Strategy Fund (Consolidated)		Direxion/Wilshire Dynamic Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$(450,423)	$(726,913)	$60,398	$151,665
Net realized gain (loss) on investments	(1,218,937)	(4,076,732)	1,052,675	1,816,433
Capital gain distributions from regulated investment companies	—	—	2,620	—
Change in net unrealized appreciation (depreciation) on investments	2,182,042	367,034	(683,685)	(436,820)

Net increase (decrease) in net assets resulting from operations	512,682	(4,436,611)	432,008	1,531,278

Distributions to shareholders:
Net investment income:
Class A Shares	—	—	(205,554)	(356,372)
Institutional Class Shares	—	—	—	—
Class C Shares	—	—	(45,371)	(28,332)
Net realized gains
Class A Shares	—	—	(380,722)	(435,668)
Institutional Class Shares	—	—	—	—
Class C Shares	—	—	(131,626)	(89,294)

Total distributions to shareholders	—	—	(763,273)	(909,666)

Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	24,294,415	12,542,768	(2,364,424)	(19,541,371)

Total increase (decrease) in net assets	24,807,097	8,106,157	(2,695,689)	(18,919,759)

Net assets:
Beginning of year/period	64,310,657	56,204,500	14,453,267	33,373,026

End of year/period	$89,117,754	$64,310,657	$11,757,578	$14,453,267

Undistributed (Accumulated) net investment income (loss), end of year/period	$(1,557,732)	$(1,107,309)	$(4,890)	$185,637

(a)	Summary of capital share transactions is as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)				Direxion/Wilshire Dynamic Fund
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013		Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold
Class A Shares	780,429	$14,775,688	1,460,193	$28,995,490	12,452	$579,526	73,244	$3,373,883
Institutional Class Shares	1,558,477	29,821,939	936,060	18,919,636	—	—	—	—
Class C Shares	56,071	1,037,043	127,050	2,465,371	1,945	89,139	14,200	646,137
Shares issued in reinvestment of distributions
Class A Shares	—	—	—	—	12,606	568,131	14,705	662,915
Institutional Class Shares	—	—	—	—	—	—	—	—
Class C Shares	—	—	—	—	3,842	171,078	2,611	116,391
Shares redeemed
Class A Shares	(787,126)	(14,901,188)	(1,213,330)	(24,120,917)	(68,949)	(3,198,807)	(467,519)	(21,104,589)
Institutional Class Shares	(294,991)	(5,653,196)	(603,564)	(12,099,427)	—	—	—	—
Class C Shares	(42,603)	(785,871)	(82,885)	(1,617,385)	(12,411)	(573,491)	(71,280)	(3,236,108)

Net increase (decrease)	1,270,257	$24,294,415	623,524	$12,542,768	(50,515)	$(2,364,424)	(434,039)	$(19,541,371)

The accompanying notes are an integral part of these financial statements.

22	DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Indexed Managed Futures Strategy Fund (Consolidated)		Direxion Long/Short Global Currency Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	September 30, 2013[1] through October 31, 2013
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(743,967)	$(1,161,028)	$(46,277)	$(3,683)
Net realized gain (loss) on investments	(5,020,033)	(2,643,830)	(537,192)	436
Change in net unrealized appreciation (depreciation) on investments	984,631	544,874	71,573	(104,273)

Net decrease in net assets resulting from operations	(4,779,369)	(3,259,984)	(511,896)	(107,520)

Distributions to shareholders:
Total distributions to shareholders	—	—	—	—

Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	(11,232,990)	68,155,558	57,500	10,055,000

Total increase (decrease) in net assets	(16,012,359)	64,895,574	(454,396)	9,947,480

Net assets:
Beginning of year/period	118,398,581	53,503,007	9,947,480	—

End of year/period	$102,386,222	$118,398,581	$9,493,084	$9,947,480

Accumulated net investment loss, end of year/period	$(1,769,283)	$(1,025,316)	$(49,524)	$(3,247)

(a)	Summary of capital share transactions is as follows:

	Direxion Indexed Managed Futures Strategy Fund				Direxion Long/Short Global Currency Fund
	Six Months Ended April 30, 2014 (Unaudited)		Year Ended October 31, 2013		Six Months Ended April 30, 2014 (Unaudited)		September 30, 2013[1] through October 31, 2013
	Shares	Value	Shares	Value	Shares	Value	Shares	Value
Shares sold
Class A Shares	291,242	$10,790,888	1,197,644	$46,190,131	251	$10,000	1,000	$40,000
Institutional Class Shares	541,803	20,085,278	1,920,962	73,872,859	1,266	50,000	247,713	10,010,000
Class C Shares	103,784	3,798,650	113,273	4,276,910	63	2,500	125	5,000
Shares redeemed
Class A Shares	(576,367)	(21,164,014)	(812,137)	(30,838,183)	(131)	(5,000)	—	—
Institutional Class Shares	(637,597)	(23,593,665)	(617,808)	(23,773,600)	—	—	—	—
Class C Shares	(31,980)	(1,150,127)	(41,704)	(1,572,559)	—	—	—	—

Net increase (decrease)	(309,115)	$(11,232,990)	1,760,230	$68,155,558	1,449	$57,500	248,838	$10,055,000

[1]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	23

Statements of Changes in Net Assets

	Direxion Indexed Synthetic Convertible Strategy Fund	Direxion Indexed Synthetic Convertible Strategy Bear Fund
	February 5, 2014[1] through April 30, 2014 (Unaudited)	February 5, 2014[1] through April 30, 2014 (Unaudited)
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$43,949	$(83,596)
Net realized loss on investments	(1,272,016)	(2,484,127)
Change in net unrealized depreciation on investments	(149,167)	(441,453)

Net decrease in net assets resulting from operations	(1,377,234)	(3,009,176)

Distributions to shareholders:
Total distributions to shareholders	—	—

Capital share transactions:
Total increase in net assets from net change in capital share transactions(a)	18,379,535	20,697,133

Total increase in net assets	17,002,301	17,687,957

Net assets:
End of year/period	$17,002,301	$17,687,957

Undistributed (Accumulated) net investment income (loss), end of year/period	$43,949	$(83,596)

(a)	Summary of capital share transactions is as follows:

	Direxion Indexed Synthetic Convertible Strategy Fund		Direxion Indexed Synthetic Convertible Strategy Bear Fund
	February 5, 2014[1] through April 30, 2014 (Unaudited)		February 5, 2014[1] through April 30, 2014 (Unaudited)
	Shares	Value	Shares	Value
Shares sold
Investor Class Shares	2,657,251	$113,942,084	4,171,272	$156,852,674
Shares redeemed
Investor Class Shares	(2,256,009)	(95,562,549)	(3,692,713)	(136,155,541)

Net increase	401,242	$18,379,535	478,559	$20,697,133

[1]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

24	DIREXION SEMI-ANNUAL REPORT

Financial Highlights

																RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution		Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year/ Period	Total Return[3]		Net Assets, End of Year/ Period (,000)	Total Expenses[4]	Net Expenses[4]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[4]		Portfolio Turnover Rate[5]
Direxion Indexed Commodity Strategy Fund (Consolidated)
Class A Shares
Six Months Ended April 30, 2014 (Unaudited)	$18.96	$(0.12)	$0.23	$0.11	$—	$—	$—		$—	$—	[2]	$19.07	0.58%		$39,750	1.26%	1.26%	(1.23%	)	0%
Year ended October 31, 2013	20.32	(0.24)	(1.12)	(1.36)	—	—	—		—	—	[2]	18.96	(6.69%	)	39,656	1.26%	1.26%	(1.20%	)	0%
Year ended October 31, 2012	21.23	(0.28)	(0.64)	(0.92)	—	—	—		—	0.01		20.32	(4.29%	)	37,480	1.42%	1.42%	(1.33%	)	0%
Year ended October 31, 2011	25.43	(0.46)	(3.77)	(4.23)	—	—	—		—	0.03		21.23	(16.52%	)	60,639	1.74%	1.74%	(1.69%	)	0%
Year ended October 31, 2010	28.81	(0.43)	(2.19)	(2.62)	(0.77)	—	—	[2]	(0.77)	0.01		25.43	(9.24%	)	126,967	1.78%	1.78%	(1.66%	)	0%
May 1, 2009 to October 31, 2009	29.42	(0.25)	(0.37)	(0.62)	—	—	—		—	0.01		28.81	(2.07%	)	308,482	2.01%	1.93%	(1.68%	)	0%
June 10, 2008[6] to April 30, 2009	30.00	(0.34)	(0.21)	(0.55)	—	—	(0.08)		(0.08)	0.05		29.42	(1.73%	)	363,818	2.02%	2.00%	(1.22%	)	0%
Institutional Class Shares
Six Months Ended April 30, 2014 (Unaudited)	19.12	(0.09)	0.22	0.13	—	—	—		—	—	[2]	19.25	0.68%		44,481	1.01%	1.01%	(0.99%	)	0%
Year ended October 31, 2013	20.44	(0.19)	(1.13)	(1.32)	—	—	—		—	—	[2]	19.12	(6.46%	)	20,026	1.01%	1.01%	(0.95%	)	0%
Year ended October 31, 2012	21.29	(0.21)	(0.64)	(0.85)	—	—	—		—	—	[2]	20.44	(3.99%	)	14,610	1.09%	1.09%	(1.00%	)	0%
Year ended October 31, 2011	25.46	(0.32)	(3.85)	(4.17)	—	—	—		—	—	[2]	21.29	(16.38%	)	26,772	1.24%	1.24%	(1.19%	)	0%
Year ended October 31, 2010	28.87	(0.30)	(2.24)	(2.54)	(0.87)	—	—		(0.87)	—	[2]	25.46	(8.98%	)	21,317	1.27%	1.27%	(1.16%	)	0%
May 1, 2009[6] to October 31, 2009	28.98	(0.18)	0.07	(0.11)	—	—	—		—	—	[2]	28.87	(0.38%	)	36,034	1.48%	1.44%	(1.21%	)	0%
Class C Shares
Six Months Ended April 30, 2014 (Unaudited)	18.52	(0.18)	0.21	0.03	—	—	—		—	—		18.55	0.16%		4,887	2.01%	2.01%	(1.98%	)	0%
Year ended October 31, 2013	20.00	(0.38)	(1.10)	(1.48)	—	—	—		—	—		18.52	(7.40%	)	4,629	2.01%	2.01%	(1.95%	)	0%
Year ended October 31, 2012	21.03	(0.41)	(0.62)	(1.03)	—	—	—		—	—		20.00	(4.90%	)	4,115	2.08%	2.08%	(1.99%	)	0%
Year ended October 31, 2011	25.35	(0.57)	(3.75)	(4.32)	—	—	—		—	—	[2]	21.03	(17.04%	)	4,943	2.24%	2.24%	(2.20%	)	0%
March 4, 2010[6] to October 31, 2010	25.46	(0.33)	0.22	(0.11)	—	—	—		—	—		25.35	(0.43%	)	372	2.24%	2.24%	(2.10%	)	0%
Direxion/Wilshire Dynamic Fund
Class A Shares
Six Months Ended April 30, 2014 (Unaudited)	48.25	0.27	1.40	1.67	(0.97)	(1.80)	—		(2.77)	—	[2]	47.15	3.73%		8,540	1.16%	1.16%	1.16%		71%
Year ended October 31, 2013	45.55	0.33	3.70	4.03	(0.60)	(0.73)	—		(1.33)	—	[2]	48.25	9.07%		10,857	1.16%	1.16%	0.72%		272%
Year ended October 31, 2012	43.96	(0.10)	2.81	2.71	(0.05)	(1.08)	—		(1.13)	0.01		45.55	6.37%		27,541	1.21%	1.21%	(0.23%	)	40%
Year ended October 31, 2011	45.03	(0.13)	1.46	1.33	—	(2.46)	—		(2.46)	0.06		43.96	3.17%		19,184	1.41%	1.41%	(0.28%	)	151%
Year ended October 31, 2010	41.75	(0.14)	4.60	4.46	(0.10)	(1.09)	—		(1.19)	0.01		45.03	10.92%		15,531	1.55%	1.55%	(0.33%	)	107%
March 2, 2009[6] to October 31, 2009	30.00	0.09	11.65	11.74	—	—	—		—	0.01		41.75	39.17%		13,307	2.09%	1.55%	0.34%		105%
Class C Shares
Six Months Ended April 30, 2014 (Unaudited)	47.39	0.08	1.40	1.48	(0.62)	(1.80)	—		(2.42)	—		46.45	3.35%		3,218	1.91%	1.91%	0.35%		71%
Year ended October 31, 2013	44.74	0.01	3.60	3.61	(0.23)	(0.73)	—		(0.96)	—		47.39	8.22%		3,597	1.91%	1.91%	0.03%		272%
Year ended October 31, 2012	43.50	(0.40)	2.75	2.35	(0.03)	(1.08)	—		(1.11)	—		44.74	5.59%		5,832	1.94%	1.94%	(0.91%	)	40%
Year ended October 31, 2011	44.90	(0.42)	1.48	1.06	—	(2.46)	—		(2.46)	—		43.50	2.40%		3,981	2.05%	2.05%	(0.97%	)	151%
March 17, 2010[6] to October 31, 2010	43.37	(0.34)	1.87	1.53	—	—	—		—	—		44.90	3.53%		1,911	2.05%	2.05%	(1.26%	)	107%

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Amount is less than $0.005.
[3]

All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized. Class C returns do not include the contingent deferred sales charge.

[4]	For periods of less than one year, these ratios are annualized.
[5]

Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, forward contracts, futures contracts and repurchase agreements are deemed short-term securities.

[6]	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT	25

Financial Highlights

															RATIOS TO AVERAGE NET ASSETS
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year/ Period	Total Return[3]		Net Assets, End of Year/ Period (,000)	Total Expenses[4]	Net Expenses[4]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[4]		Portfolio Turnover Rate[5]
Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Class A Shares
Six Months Ended April 30, 2014 (Unaudited)	$37.29	$(0.26)	$(1.31)	$(1.57)	$—	$—	$—	$—	$—	[2]	$35.72	(4.21%	)	$41,805	1.45%	1.45%	(1.43%	)	0%
Year ended October 31, 2013	37.94	(0.54)	(0.11)	(0.65)	—	—	—	—	—	[2]	37.29	(1.71%	)	54,271	1.45%	1.45%	(1.40%	)	0%
February 1, 2012[6] to October 31, 2012	40.00	(0.38)	(1.68)	(2.06)	—	—	—	—	—	[2]	37.94	(5.15%	)	40,588	1.45%	1.45%	(1.32%	)	0%
Institutional Class Shares
Six Months Ended April 30, 2014 (Unaudited)	37.43	(0.22)	(1.31)	(1.53)	—	—	—	—	0.01		35.91	(4.06%	)	54,094	1.20%	1.20%	(1.17%	)	0%
Year ended October 31, 2013	37.98	(0.44)	(0.12)	(0.56)	—	—	—	—	0.01		37.43	(1.45%	)	59,972	1.20%	1.20%	(1.15%	)	0%
February 1, 2012[6] to October 31, 2012	40.00	(0.32)	(1.70)	(2.02)	—	—	—	—	—	[2]	37.98	(5.05%	)	11,355	1.20%	1.20%	(1.08%	)	0%
Class C Shares
Six Months Ended April 30, 2014 (Unaudited)	36.80	(0.39)	(1.29)	(1.68)	—	—	—	—	—		35.12	(4.57%	)	6,488	2.20%	2.20%	(2.18%	)	0%
Year ended October 31, 2013	37.72	(0.81)	(0.11)	(0.92)	—	—	—	—	—		36.80	(2.44%	)	4,155	2.20%	2.20%	(2.15%	)	0%
February 1, 2012[6] to October 31, 2012	40.00	(0.60)	(1.68)	(2.28)	—	—	—	—	—		37.72	(5.70%	)	1,560	2.20%	2.20%	(2.07%	)	0%
Direxion Long/Short Global Currency Fund
Class A Shares
Six Months Ended April 30, 2014 (Unaudited)	39.97	(0.23)	(1.86)	(2.09)	—	—	—	—	—		37.88	(5.23%	)[7]	42	1.24%	1.24%	(1.21%	)	0%
September 30, 2013[6] to October 31, 2013	40.00	(0.04)	0.01	(0.03)	—	—	—	—	—		39.97	(0.08%	)	40	1.24%	1.24%	(1.19%	)	0%
Institutional Class Shares
Six Months Ended April 30, 2014 (Unaudited)	39.98	(0.18)	(1.87)	(2.05)	—	—	—	—	—		37.93	(5.13%	)[7]	9,444	0.99%	0.99%	(0.96%	)	0%
September 30, 2013[6] to October 31, 2013	40.00	(0.03)	0.01	(0.02)	—	—	—	—	—		39.98	(0.05%	)	9,903	0.99%	0.99%	(0.95%	)	0%
Class C Shares
Six Months Ended April 30, 2014 (Unaudited)	39.94	(0.37)	(1.86)	(2.23)	—	—	—	—	—		37.71	(5.58%	)[7]	7	1.99%	1.99%	(1.99%	)	0%
September 30, 2013[6] to October 31, 2013	40.00	(0.07)	0.01	(0.06)	—	—	—	—	—		39.94	(0.15%	)	5	1.99%	1.99%	(1.95%	)	0%
Direxion Indexed Synthetic Convertible Strategy Fund
Investor Class Shares
February 5, 2014[6] to April 30, 2014 (Unaudited)	40.0000	0.12	2.25	2.37	—	—	—	—	—		42.3742	5.94%	[8]	17,002	1.35%	1.22%	1.19%		730%
Direxion Indexed Synthetic Convertible Strategy Bear Fund
Investor Class Shares
February 5, 2014[6] to April 30, 2014 (Unaudited)	40.0000	(0.11)	(2.93)	(3.04)	—	—	—	—	—		36.9609	(7.60%	)	17,688	1.35%	1.35%	(1.33%	)	0%

[1]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[2]	Amount is less than $0.005.
[3]

All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized. Class C returns do not include the contingent deferred sales charge.

[4]	For periods of less than one year, these ratios are annualized.
[5]

Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, forward contracts, futures contracts and repurchase agreements are deemed short-term securities.

[6]	Commencement of operations.
[7]	The Adviser made a contribution due to a compliance error. The total return would not be affected had the contribution not been made.
[8]	The Adviser voluntarily reimbursed expenses of the Fund. If this reimbursement had not been made, the total return would have been 0.03% lower.

The accompanying notes are an integral part of these financial statements.

26	DIREXION SEMI-ANNUAL REPORT

Direxion Funds

NOTES TO THE FINANCIAL STATEMENTS

April 30, 2014 (Unaudited)

1.	ORGANIZATION

Direxion Funds (the “Trust”) was organized as a Massachusetts Business Trust on June 6, 1997 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 19 series of which 6 are included in this report: Direxion Indexed Commodity Strategy Fund, Direxion/Wilshire Dynamic Fund, Direxion Indexed Managed Futures Strategy Fund, Direxion Long/Short Global Currency Fund, Direxion Indexed Synthetic Convertible Strategy Fund and Direxion Indexed Synthetic Convertible Strategy Bear Fund (each a “Fund” and collectively, the “Funds”). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The Direxion Indexed Commodity Strategy Fund, Direxion Indexed Managed Futures Strategy Fund and Direxion Long/Short Global Currency Fund offer Class A, Class C and Institutional Class Shares. The Direxion/Wilshire Dynamic Fund offers Class A and Class C shares. The Direxion Indexed Synthetic Convertible Strategy Fund and the Direxion Indexed Synthetic Convertible Strategy Bear Fund offer Investor Class shares. Class A shares are sold by the Funds directly without the services of a financial advisor. A sales load of 5.50% is imposed on purchases of Class A shares. Class C shares are offered primarily by authorized securities brokers and other financial intermediaries. Class C shares may be subject to a contingent deferred sales charge for one year. Institutional Class shares are sold by financial advisors that provide services to the Funds. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Direxion Indexed Commodity Strategy Fund is managed to track the performance of the Auspice Broad Commodity Index. The Auspice Broad Commodity Index is a long/flat commodities index. A long/flat approach allows the Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Fund invests in a combination of commodity-linked derivatives, other investment companies and fixed income securities directly and/or indirectly through its wholly-owned Subsidiary (“CTS Fund”) in order to track the returns of the Auspice Broad Commodity Index within the limitation of the federal tax requirements applicable to regulated investment companies. Prior to February 1, 2012, the Direxion Indexed Commodity Strategy Fund was called the Direxion Commodity Trends Strategy Fund and tracked the Alpha Financial Technologies Commodity Trends Indicator.

The objective of the Direxion/Wilshire Dynamic Fund is to seek capital appreciation by combining a strategic asset allocation with a “tactical overlay” to position the Fund defensively or aggressively, depending upon the outlook of Wilshire Associates Incorporated, the Fund’s Sub-Adviser (“Sub-Adviser”). Under normal circumstances, the Fund is managed by Rafferty Asset Management, LLC (the “Adviser”) pursuant to the Sub-Adviser’s traditional asset allocation model which allocates approximately 60% of the Fund’s total assets to equity securities and 40% to fixed income securities, with a tactical overlay to increase or decrease the Fund’s risk exposure based on the Sub-Adviser’s outlook for the market.

The Direxion Indexed Managed Futures Strategy Fund seeks investment results that track the performance of the Auspice Managed Futures Index. The Auspice Managed Futures Index aims to capture upward and downward trends in the commodity, currency and financial markets using a quantitative methodology to track prices of a diversified portfolio of traditional commodity, financial and currency futures contracts. The Fund primarily invests in a combination of (long and short) commodity, currency and financial futures, commodity-linked notes, swap contracts, other investment companies and fixed income securities directly and/or indirectly through its wholly-owned subsidiary (“MFS Fund”) in order to track the returns of the Auspice Managed Futures Index within the limitation of the federal tax requirements applicable to regulated investment companies.

The objective of the Direxion Long/Short Global Currency Fund is to seek capital appreciation by having at least 80% of the value of its net assets (plus the amount of any borrowing for investment purposes) exposed to a broad universe of 19 developed and emerging market global currencies through investments in currency-related instruments, each valued relative to the U.S. Dollar. The Fund’s investments in eligible currencies will be positioned long or short, depending upon the Adviser’s outlook for each currency. The portfolio will be managed by incorporating a rules-based quantitative methodology. When determining whether to seek long or short exposure and weighting of each currency, the Adviser will take into account factors that include, but are not limited to, relative interest rate and volatility of each currency, short-term country stock index performance, the currency’s trade weighted effective exchange rates adjusted for inflation and the net open interest of futures contracts of an underlying currency.

DIREXION SEMI-ANNUAL REPORT	27

The Direxion Indexed Synthetic Convertible Strategy Fund commenced operations February 5, 2014 and is managed to track the performance of the QES Synthetic Convertible Index by investing in a combination of securities and/or financial instruments that provide exposure to the Index. The financial instruments in which this Fund may invest include stock index or fixed income futures contracts, swap agreements and options on securities and on stock indices. The Direxion Indexed Synthetic Convertible Strategy Bear Fund commenced operations February 5, 2014 and is managed to track the inverse of the performance of the QES Synthetic Convertible Index by creating short positions utilizing financial instruments that provide exposure to the Index. Financial instruments include futures contracts on stock and fixed income indices, swap agreements, short positions, options on securities and stock indices. These two Funds may also invest in exchange-traded funds (“ETFs”) and fixed income securities that include U.S. Government investment grade and high yield fixed-income securities, commonly known as “junk bonds”. Additionally, these two Funds may invest the collateral related to financial instruments in U.S. Government securities, investment grade short-term fixed-income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents that have terms to maturity of less than 297 days and have high quality credit profiles.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally at 4:00 p.m. Eastern Time (“Valuation Time”)), each day the NYSE is open for business. Equity securities and ETFs are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted NAVs on the valuation date. Futures are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, the composite pricing calculates the mean of the highest bid and lowest ask price across the exchanges where the option is traded. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with a remaining maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Fund’s pricing service or, if such services are unavailable, by a pricing matrix method. Securities or swap contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the “Board”) in the following scenarios: a) reliable market quotations are not readily available; b) the Funds’ pricing service does not provide a valuation for such securities; c) the Funds’ pricing service provides valuation that in the judgement of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – Each Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose fair value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement, including accrued interest. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Funds invested in repurchase agreements during the six months ended April 30, 2014; however, they were not invested in repurchase agreements at April 30, 2014.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a “net basis”. Consequently, a Fund’s current

28	DIREXION SEMI-ANNUAL REPORT

obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund’s obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements. The Direxion/Wilshire Dynamic Fund, Direxion Indexed Synthetic Convertible Strategy Fund and Direxion Indexed Synthetic Convertible Strategy Bear Fund were invested in equity swap contracts at April 30, 2014.

In a “long” equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular referenced securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such referenced securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized appreciation or depreciation on swaps” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps.”

Each Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

A Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments of each Fund, respectively. Such collateral is held for the benefit of the counterparty in a segregated account at U.S. Bank, N.A. (the “Custodian”) to protect the counterparty against non-payment by a Fund. A Fund does not net collateral on the Statements of Assets and Liabilities. In the event of a default by the counterparty, a Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to a Fund are collateralized daily directly to a Fund while amounts expected to be owed to the counterparty are collateralized daily in a segregated account at the Custodian.

DIREXION SEMI-ANNUAL REPORT	29

The Funds enter into master netting agreements with the counterparties. These agreements calculate the obligations of the parties on a “net basis”. Consequently, the Funds’ current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Funds’ obligations are accrued daily and offset by any amounts owed to the Funds. However, the Funds do not offset the fair value amounts of the swap contracts and the related collateral on the Statements of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements. The following presents the gross and net amounts of assets and liabilities related to the swap agreements covered by master netting agreements as of April 30, 2014:

Assets:

Description: Swap Contract

				Gross Amounts not offset in the Statements of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Asset and Liabilities	Net Amounts Presented in the Statement of Asset and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—	$—	$—	$—	$—
Direxion/Wilshire Dynamic Fund	138,373	—	138,373	—	138,373	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	—	—	—	—	—
Direxion Long/Short Global Currency Fund	—	—	—	—	—	—
Direxion Indexed Synthetic Convertible Strategy Fund	37,611	(37,611)	—	—	—	—
Direxion Indexed Synthetic Convertible Strategy Bear Fund	310	(310)	—	—	—	—

Liabilities:

Description: Swap Contract

Gross Amounts not offset in the Statements of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Asset and Liabilities	Net Amounts Presented in the Statement of Asset and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—	$—	$—	$—	$—
Direxion/Wilshire Dynamic Fund	—	—	—	—	—	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	—	—	—	—	—
Direxion Long/Short Global Currency Fund	—	—	—	—	—	—
Direxion Indexed Synthetic Convertible Strategy Fund	207,388	(37,611)	169,777	—	169,777	—
Direxion Indexed Synthetic Convertible Strategy Bear Fund	445,922	(310)	445,612	—	445,612	—

30	DIREXION SEMI-ANNUAL REPORT

Assets:

Description: Forward Currency Exchange Contracts

				Gross Amounts not offset in the Statements of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Asset and Liabilities	Net Amounts Presented in the Statement of Asset and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Direxion Long/Short Global Currency Fund	$25,894	$(25,894)	$—	$—	$—	$—

Liabilities:

Description: Forward Currency Exchange Contracts

				Gross Amounts not offset in the Statements of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Asset and Liabilities	Net Amounts Presented in the Statement of Asset and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Direxion Long/Short Global Currency Fund	$58,594	$(25,894)	$32,700	$—	$32,700	$—

In the event of the counterparty’s default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, a Fund has agreements with certain counterparties with which it enters into swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. For swap contracts that are in an unrealized depreciation position at April 30, 2014, the maximum exposure to each Fund in regard to potential counterparty default and credit-risk related contingent features is as follows:

	Direxion Indexed Synthetic Convertible Strategy Fund			Direxion Indexed Synthetic Convertible Strategy Bear Fund
Counterparty	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure	Fair Value of Swap Contracts	Collateral for Swap Contracts	Maximum Credit Risk Exposure
Credit Suisse Capital, LLC	$(169,777)	$4,593,889	$4,424,112	$(445,612)	$6,920,000	$6,474,388

d) Short Positions – Each Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short position. Subsequent fluctuations in the market prices of short securities may require purchasing the securities at prices which may differ from the market value reflected on the Statements of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to segregate assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. The Funds did not invest in short positions during the six months ended April 30, 2014.

e) Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell futures contracts and options on futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains

DIREXION SEMI-ANNUAL REPORT	31

as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund were invested in futures contracts during the six months ended April 30, 2014.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the six months ended April 30, 2014.

g) Forward Currency Exchange Contracts – A forward currency exchange contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The valuation of a foreign currency exchange contract is represented by the difference between the forward exchange rate at the date of the entry into the contract and the forward exchange rate at the reporting date on the Statements of Assets and Liabilities. The Direxion Long/Short Global Currency Fund was invested in forward currency exchange contracts during the six months ended April 30, 2014.

h) Risks of Investing in Forward Currency Exchange Contracts – Currency exchange rate risk and currency investment risk highlight the risks of investing in forward currency exchange contracts. Changes in foreign currency exchange rates affect the value of a Fund’s investments in securities denominated in a country’s currency and a Fund’s share price. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country’s government or banking authority also will have a significant impact on the value of any investments denominated in that currency. Currency markets generally are not as regulated as securities markets. Additionally, a Fund may invest in a limited number of currencies. As a result, an increase or decrease in the value of any of these currencies would have a greater impact on a Fund’s NAV and total return than if a Fund held a more diversified number of currencies. With currency investment risk, the performance of a Fund in part is linked to the daily performance of the spot price of the exchange rates of foreign currencies. The relationship in price between a foreign currency with the U.S. Dollar may be highly volatile and can change quickly and unpredictably due to a number of factors, including the supply of and demand for each currency, political, economic, legal, financial, accounting and tax matters and other events that a Fund cannot control. In addition, the demand for a foreign currency might not be sufficient to accommodate a sudden change in the supply of the foreign currency to the market. Consequently, the price of the foreign currency could decline, which would adversely affect an investment in a Fund if it held that currency.

i) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds’ returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries typically are not as strict as they are in the U.S. and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy’s dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

32	DIREXION SEMI-ANNUAL REPORT

j) Basis for Consolidation – The Direxion Indexed Commodity Strategy Fund may invest up to 25% of its total assets in the CTS Fund. The CTS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Indexed Commodity Strategy Fund. The CTS Fund acts as an investment vehicle in order to enter into certain investments for the Direxion Indexed Commodity Strategy Fund consistent with the Direxion Indexed Commodity Strategy Fund’s investment objectives and policies specified in its prospectus and statement of additional information. As of April 30, 2014, net assets of the Direxion Indexed Commodity Strategy Fund were $89,117,754, of which $6,195,181, or approximately 6.95%, represented the Direxion Indexed Commodity Strategy Fund’s ownership of all issued shares and voting rights of the CTS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

The Direxion Indexed Managed Futures Strategy Fund may invest up to 25% of its total assets in the MFS Fund. The MFS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Indexed Managed Futures Strategy Fund. The MFS Fund acts as an investment vehicle in order to enter into certain investments for the Direxion Indexed Managed Futures Strategy Fund consistent with the Direxion Indexed Managed Futures Strategy Fund’s investment objectives and policies specified in its prospectus and statement of additional information. As of April 30, 2014, net assets of the Direxion Indexed Managed Futures Strategy Fund were $102,386,222, of which $7,841,874, or approximately 7.66%, represented the Direxion Indexed Managed Futures Strategy Fund’s ownership of all issued shares and voting rights of the MFS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

k) Risks of Investing Commodity-Linked Derivatives – Both the Direxion Indexed Commodity Strategy Fund and the Direxion Indexed Managed Futures Strategy Fund, through their investment in their subsidiaries, hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop.

l) Investment Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

m) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes and excise taxes. No provision for federal income taxes has been made.

n) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund’s respective daily net assets. For an additional discussion on expenses, refer to Note 4. Income and expenses are allocated to each class of shares based upon relative net assets.

o) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

DIREXION SEMI-ANNUAL REPORT	33

The tax character of distributions during the period ended April 30, 2014 and the year ended 2013, were as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)		Direxion/Wilshire Dynamic Fund
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013
Distributions paid from:
Ordinary Income	$—	$—	$ (763,273)	$909,666
Long-Term Capital Gains	—	—	—	—

Total Distributions paid	$—	$—	$(763,273)	$909,666

	Direxion Indexed Managed Futures Strategy Fund (Consolidated)		Direxion Long/Short Global Currency Fund[1]
	Six Months Ended April 30, 2014 (Unaudited)	Year Ended October 31, 2013	Six Months Ended April 30, 2014 (Unaudited)	Period of September 30, 2013 to October 31, 2013
Distributions paid from:
Ordinary Income	$—	$—	$—	$—
Long-Term Capital Gains	—	—	—	—

Total Distributions paid	$—	$—	$—	$—

			Direxion Indexed Synthetic Convertible Strategy Fund[2]	Direxion Indexed Synthetic Convertible Strategy Bear Fund[2]
			Period of February 5, 2014 to April 30, 2014 (Unaudited)	Period of February 5, 2014 to April 30, 2014 (Unaudited)
Distributions paid from:
Ordinary Income			$—	$—
Long-Term Capital Gains			—	—

Total Distributions paid			$—	$—

[1]	Commenced operations on September 30, 2013.

[2]	Commenced operations on February 5, 2014.

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2013. To the extent necessary to fully distribute such capital gains, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

As of October 31, 2013, the components of distributable earnings of the Funds on a tax basis were as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
Net unrealized appreciation (depreciation)	$—	$1,211,351	$—

Undistributed ordinary income	—	697,983	—
Undistributed long-term capital gain	—	—	—

Total distributable earnings	—	697,983	—

Other accumulated gain/(loss)	(2,031,230)	132,513	(2,569,161)

Total accumulated gain/(loss)	$(2,031,230)	$2,041,847	$(2,569,161)

34	DIREXION SEMI-ANNUAL REPORT

	Direxion Long/Short Global Currency Fund	Direxion Indexed Synthetic Convertible Strategy Fund[1]	Direxion Indexed Synthetic Convertible Strategy Bear Fund[1]
Net unrealized appreciation (depreciation)	$—	$—	$—

Undistributed ordinary income	—	—	—
Undistributed long-term capital gain	—	—	—

Total distributable earnings	—	—	—

Other accumulated gain/(loss)	(107,520)	—	—

Total accumulated gain/(loss)	$(107,520)	$—	$—

[1]	Commenced operations on February 5, 2014.

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, qualified late year loss deferrals and/or unrealized gain/(loss) on derivative positions.

The cost basis for investments for federal income tax purposes as of April 30, 2014 was as follows:

	Direxion Indexed Commodity Strategy Fund (Consolidated)	Direxion/Wilshire Dynamic Fund	Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Direxion Long/Short Global Currency Fund	Direxion Indexed Synthetic Convertible Strategy Fund	Direxion Indexed Synthetic Convertible Strategy Bear Fund
Tax cost of investments	$—	$9,925,752	$—	$—	$—	$—
Gross unrealized appreciation	—	666,703	—	—	—	—
Gross unrealized depreciation	—	(144,041)	—	—	—	—

Net unrealized appreciation	$—	$522,662	$—	$—	$—	$—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2013.

At October 31, 2013, the following Funds deferred, on a tax basis, qualified late year losses of:

Late Year Ordinary Losses
Direxion Indexed Commodity Strategy Fund (Consolidated)	$(1,107,309)
Direxion/Wilshire Dynamic Fund	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	(1,025,316)
Direxion Long/Short Global Currency Fund	(110,107)

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term.

At October 31, 2013, the following Funds had capital loss carryforwards on a tax basis of:

	ST	LT	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—	$—
Direxion/Wilshire Dynamic Fund	—	—	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	(632,312)	(948,467)	(1,580,779)	No Expiration
Direxion Long/Short Global Currency Fund	—	—	—

DIREXION SEMI-ANNUAL REPORT	35

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2014, open Federal and state income tax years include the tax years ended October 31, 2011, October 31, 2012 and October 31, 2013. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

p) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds’ maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

q) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the six months ended April 30, 2014, the aggregate purchases and sales of investments (excluding short-term investments, swaps, futures and forward currency exchange contracts) were:

	Purchases	Sales
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—
Direxion/Wilshire Dynamic Fund	8,117,934	10,737,767
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	—
Direxion Long/Short Global Currency Fund	—	—
Direxion Indexed Synthetic Convertible Strategy Fund	58,747,646	49,712,062
Direxion Indexed Synthetic Convertible Strategy Bear Fund	—	—

The Funds had no purchases or sales of long-term U.S. Government securities for the six months ended April 30, 2014.

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund’s average daily net assets at the annual rates presented below:

Direxion Indexed Commodity Strategy Fund	0.85%
Direxion/Wilshire Dynamic Fund	0.75%
Direxion Indexed Managed Futures Strategy Fund	0.95%
Direxion Long/Short Global Currency Fund	0.95%
Direxion Indexed Synthetic Convertible Strategy Fund	0.75%
Direxion Indexed Synthetic Convertible Strategy Bear Fund	0.75%

In addition, the Adviser has entered into a sub-advisory agreement with Wilshire Associates Incorporated for the Direxion/Wilshire Dynamic Fund whereby the Sub-Adviser will direct the investment activities of the Direxion/Wilshire Dynamic Fund. The Adviser pays out of the management fees it receives from this Fund a fee for these sub-advisory services.

Operating Services Agreement: The Funds have entered into an Operating Services Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management

36	DIREXION SEMI-ANNUAL REPORT

fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds through September 1, 2015.

In consideration for the services rendered pursuant to the Agreement, the Funds will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee. The monthly fee is calculated on an annualized basis on the daily average net assets of each Fund and the below amount:

Direxion Indexed Commodity Strategy Fund	0.16%
Direxion/Wilshire Dynamic Fund	0.16%
Direxion Indexed Managed Futures Strategy Fund	0.25%
Direxion Long/Short Global Currency Fund	0.04%
Direxion Indexed Synthetic Convertible Strategy Fund	0.35%
Direxion Indexed Synthetic Convertible Strategy Bear Fund	0.35%

Distribution Expenses: Shares of the Funds are subject to an annual 12b-1 fee of up to 1.00% of a Fund’s average daily net assets. The Investor Class and Class A shares of the Funds currently pay a 12b-1 fee of 0.25% of the Funds’ Class A average daily net assets. The Class C shares of the Funds currently pay a 12b-1 fee of 1.00% of the Funds’ Class C average daily net assets. The Institutional Class shares of the Funds do not pay a 12b-1 fee.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Funds and acts as the Funds’ distributor in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Adviser.

During the six months ended April 30, 2014, the Adviser contributed $28 to the Direxion Long/Short Global Currency Fund due to a compliance error. The contribution is reflected on the Statement of Operations as Contributions by affiliates and the effect of the contribution is presented on the Financial Highlights.

5.	VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing investments are not an indication of the credit risk associated with investing in those financial instruments.

The follow is a summary of the inputs used to value the Funds’ investments as of April 30, 2014:

	Direxion Indexed Commodity Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$1,258,121	$ —	$—	$1,258,121

	Direxion/Wilshire Dynamic Fund
	Level 1	Level 2	Level 3	Total
Investment Companies — Equity	$5,982,918	$—	$—	$5,982,918
Investment Companies — Fixed Income	$4,465,496	$—	$—	$4,465,496
Other Financial Instruments*	$ —	$138,373	$—	$138,373

DIREXION SEMI-ANNUAL REPORT	37

	Direxion Indexed Managed Futures Strategy Fund (Consolidated)
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$ 828,888	$—	$—	$828,888

	Direxion Long/Short Global Currency Fund
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$ —	$(32,700)	$—	$(32,700)

	Direxion Indexed Synthetic Convertible Strategy Fund
	Level 1	Level 2	Level 3	Total
Investment Companies — Fixed Income	$8,794,280	$—	$—	$8,794,280
Other Financial Instruments*	$ 9,777	$(169,777)	$—	$(160,000)

	Direxion Indexed Synthetic Convertible Strategy Bear Fund
	Level 1	Level 2	Level 3	Total
Other Financial Instruments*	$ 4,159	$(445,612)	$—	$(441,453)

For further detail on each asset class, see Schedule of Investments.

*	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, swap, and forward currency exchange contracts. Futures contracts, swap contracts and forward currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Funds follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities during the six months ended April 30, 2014. There were no Level 3 securities held by the Funds during the six months ended April 30, 2014. It is the Funds’ policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivatives instruments, how derivatives instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2014, the Funds were invested in swap contracts, futures contracts, and forward currency exchange contracts.

At April 30, 2014, the fair value of derivatives instruments, by primary risk, were as follows:

Asset derivatives[1]
		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Futures contracts*	$1,850,996	$—	$—	$—	$—	$1,850,996
Direxion/Wilshire Dynamic Fund	Swap contracts	—	—	—	138,373	—	138,373
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	2,237,524	—	116,234	—	188,611	2,542,369

38	DIREXION SEMI-ANNUAL REPORT

Asset derivatives[1]
		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion Long/Short Global Currency Fund	Forward currency exchange contracts	$—	$—	$25,894	$—	$—	$25,894
Direxion Indexed Synthetic Convertible Strategy Fund	Swap contracts	—	18,020	—	19,514	77	37,611
Direxion Indexed Synthetic Convertible Strategy Fund	Futures contracts*	—	—	—	—	9,777	9,777
Direxion Indexed Synthetic Convertible Strategy Bear Fund	Swap contracts	—	—	—	—	310	310
Direxion Indexed Synthetic Convertible Strategy Bear Fund	Futures contracts*	—	—	—	—	4,159	4,159

Liability derivatives[2]
		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Futures contracts*	$592,875	$—	$—	$—	$—	$592,875
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Futures contracts*	1,496,411	—	177,291	—	39,779	1,713,481
Direxion Long/Short Global Currency Fund	Forward currency exchange contracts	—	—	58,594	—	—	58,594
Direxion Indexed Synthetic Convertible Strategy Fund	Swap contracts	—		—	207,388	—	207,388
Direxion Indexed Synthetic Convertible Strategy Bear Fund	Swap contracts	—	72,853	—	373,069	—	445,922

[1]	Statements of Assets and Liabilities location: Unrealized appreciation on swaps, variation margin receivable, receivable for forward currency exchange contracts.
[2]	Statements of Assets and Liabilities location: Unrealized depreciation on swaps, variation margin payable, payable for forward currency exchange contracts.
*	Cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.

DIREXION SEMI-ANNUAL REPORT	39

Transactions in derivative instruments during the six months ended April 30, 2014, by primary risk, were as follows:

		Commodity risk	Credit Risk	Currency Risk	Equity risk	Interest Rate Risk	Total
Direxion Indexed Commodity Strategy Fund (Consolidated)	Net Realized gain (loss)[1]
	Futures contracts	$(1,218,937)	$—	$—	$—	$—	$(1,218,937)
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	2,182,042	—	—	—	—	2,182,042
Direxion/Wilshire Dynamic Fund	Net Realized gain (loss)[1]
	Swap contracts	—	—	—	96,845	—	96,845
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	—	—	5,004	—	5,004
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	Net Realized gain (loss)[1]
	Futures contracts	(5,042,422)	—	571,472	—	(549,083)	(5,020,033)
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	704,180	—	(303,901)	—	584,352	984,631
Direxion Long/Short Global Currency Fund	Net Realized gain (loss)[1]
	Forward currency exchange contracts	—	—	(537,220)	—	—	(537,220)
	Change in net unrealized appreciation (depreciation)[2]
	Forward currency exchange contracts	—	—	71,573	—	—	71,573
Direxion Indexed Synthetic Convertible Strategy Fund	Net Realized gain (loss)[1]
	Swap contracts	—	45,260	—	(1,072,152)	13,831	(1,013,061)
	Futures contracts	—	—	—	—	(6,818)	(6,818)
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	18,020	—	(187,874)	77	(169,777)
	Futures contracts					9,777	9,777
Direxion Indexed Synthetic Convertible Strategy Bear Fund	Net Realized gain (loss)[1]
	Swap contracts	—	(753,297)	—	(1,168,725)	(1,543)	(1,923,566)
	Futures contracts	—	—	—	—	(560,561)	(560,561)
	Change in net unrealized appreciation (depreciation)[2]
	Swap contracts	—	(72,853)	—	(373,069)	310	(445,612)
	Futures contracts	—	—	—	—	4,159	4,159

[1]	Statements of Operations location: Net realized gain (loss) on futures, swaps, and forward currency exchange contracts.
[2]	Statements of Operations location: Change in net unrealized appreciation (depreciation) on futures, swaps, and forward currency exchange contracts.

40	DIREXION SEMI-ANNUAL REPORT

For the six months ended April 30, 2014, the average volume of the derivatives held by the Funds were as follows:

	Quarterly Average Gross Notional Amount
	Long Equity Swaps Contracts	Short Equity Swaps Contracts	Long Futures Contracts	Short Futures Contracts	Long Forward Currency Contracts	Short Forward Currency Contracts
Direxion Indexed Commodity Strategy Fund (Consolidated)	$—	$—	$67,087,690	$—	$—	$—
Direxion/Wilshire Dynamic Fund	1,464,632	—	—	—	—	—
Direxion Indexed Managed Futures Strategy Fund (Consolidated)	—	—	134,348,404	84,030,167	—	—
Direxion Long/Short Global Currency Fund	—	—	—	—	18,855,239	18,925,173
Direxion Indexed Synthetic Convertible Strategy Fund[1]	10,480,999	—	1,309,096	—	—	—
Direxion Indexed Synthetic Convertible Strategy Bear Fund[1]	—	15,356,833	—	1,196,611	—	—

[1]	Commenced operations February 5, 2014.

The Direxion Indexed Commodity Strategy Fund utilizes this volume of derivatives in order to track the performance of the Auspice Broad Commodity Index through investments in futures contracts. The Direxion/Wilshire Dynamic Fund uses its investments in derivatives to tactically tilt the strategic allocation of its investment strategy. The Direxion Indexed Managed Futures Strategy Fund uses futures contracts in order to meet its investment objective of seeking results that track the performance of the Auspice Managed Futures Index. The Direxion Long/Short Global Currency Fund uses forward currency exchange contracts in order to meet its objective of tracking the Morgan Stanley Multi FX Enhanced V10 USD Index. The Direxion Indexed Synthetic Convertible Strategy Fund and Direxion Indexed Synthetic Convertible Strategy Bear Fund use their investments in derivatives in order to meet their investment objective of seeking results that track the performance, and inverse performance, respectively, of the QES Synthetic Convertible Index.

7.	SUBSEQUENT EVENTS

The Board of Trustees of the Trust, based on recommendation by the Adviser, has approved a change in name and a modification to the principal investment strategy of the Direxion Indexed Synthetic Convertible Strategy Fund and Direxion Indexed Synthetic Convertible Strategy Bear Fund. Effective June 26, 2014, these two Funds will be renamed Direxion Indexed CVT Strategy Fund and Direxion Indexed CVT Strategy Bear Fund, respectively. The Direxion Indexed CVT Strategy Fund will continue to seek to provide investment results that correspond positively to the return of the QES Synthetic Convertible Index (the “Index”) by investing at least 80% if its net assets, plus borrowing for investment purposes, if any, in the securities that comprise the Index and/or financial instruments that provide exposure to the Index. The Direxion Indexed CVT Strategy Bear Fund will continue to seek to provide investment results that correspond negatively to the return of the Index by investing at least 80% if its net assets, plus borrowing for investment purposes, if any, in the securities that comprise the Index and/or financial instruments that, in combination, provide inverse or opposite exposure to the Index through the Fund’s use of short positions.

The Funds follow authoritative standards of accounting for and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Funds to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statements of Assets and Liabilities. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Funds have evaluated subsequent events through the issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

DIREXION SEMI-ANNUAL REPORT	41

Additional Information

(Unaudited)

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

42	DIREXION SEMI-ANNUAL REPORT

Direxion Funds

TRUSTEES AND OFFICERS

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Lawrence C. Rafferty(1) Age: 71	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997 – present; Chief Executive Officer of Rafferty Companies, LLC, 1996 – present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995 –present.	25	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees
Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee
Gerald E. Shanley III Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	150	None.

John Weisser Age: 72	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	150	Eclipse Funds, Inc. (1 Fund); Director, The MainStay Funds Trust (28 Funds), The MainStay Funds (12 Funds), MainStay VP Fund Series (28 Funds); Mainstay Defined Term Municipal Opportunities Fund (1 Fund); Private Advisers Alternative Strategy Fund (1 Fund).

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 19 portfolios, the Direxion Insurance Trust which currently offers for sale 3 of the 5 funds currently registered with the SEC and the Direxion Shares ETF Trust which currently offers for sale to the public 55 of the 125 funds currently registered with the SEC.

DIREXION SEMI-ANNUAL REPORT	43

Direxion Funds

TRUSTEES AND OFFICERS

Principal	Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 1301 Avenue of the Americas, 35th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O’Neill(1) Age: 45	Chief Executive Officer	One Year; Since 2006	Managing Director of Rafferty, 1999-present.	125	N/A

Eric Falkeis: Age: 40	Chief Operating Officer	One Year; Since 2013	President, Rafferty Asset Management, LLC, since March 2013; formerly, Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), September 2007 – March 2013; Chief Financial Officer, USBFS, April 2006 – March 2013; Vice President, USBFS, 1997-2007; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	Trustee, Professionally Managed Portfolios (45 Funds)

Patrick J. Rudnick Age: 40	Principal Financial Officer and Treasurer	One Year; Since 2010	Chief Financial Officer, Rafferty Asset Management, LLC, since March 2013; formerly Vice President, USBFS, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Angela Brickl Age: 37	Chief Compliance Officer Secretary	One Year; Since 2012 One Year; Since 2011	Vice President, Rafferty Asset Management, LLC, since October 2010; Summer Associate at Skadden, Arps, Slate, Meagher & Flom, LLP, May – Aug 2009; Summer Associate at Foley & Lardner, LLP May – August 2008; Vice President USBFS November 2003 – August 2007.	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)

The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 19 portfolios, the Direxion Insurance Trust which currently offers for sale 3 of the 5 funds currently registered with the SEC and the Direxion Shares ETF Trust which currently offers for sale to the public 55 of the 125 funds currently registered with the SEC.

44	DIREXION SEMI-ANNUAL REPORT

Investment Advisory and Subadvisory Agreements Approvals (Unaudited)

New Fund Investment Advisory Agreement Approval

Provided below is a summary of certain of the factors the Board of Trustees (“Board”) of Direxion Funds (“Trust”) considered at its November 26, 2013 Board meeting in approving the advisory agreement between Rafferty Asset Management, LLC (“Rafferty”) and the Trust, on behalf of the Direxion Indexed Convertible Strategy Fund and the Direxion Indexed Convertible Strategy Bear Fund (currently, the Direxion Indexed CVT Fund and Direxion Indexed CVT Strategy Bear Fund, respectively) (“Advisory Agreement”), each a series of the Trust, (each a “Fund” and, collectively, the “Funds.”)

The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreement and each Trustee may have afforded different weight to the various factors discussed below. In determining whether to approve the Advisory Agreement, the Board considered the best interests of each Fund separately. The Board noted that the Funds had not yet commenced operations. Accordingly, the Board primarily considered the nature, extent and quality of the services to be provided by Rafferty, the advisory fee rates to be paid to Rafferty and each Fund’s estimated expenses.

Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the services to be provided under the Advisory Agreement by Rafferty. The Board noted that Rafferty has provided services to the Trust, as well as the Direxion Insurance Trust, since their respective inception dates and has developed an expertise in managing funds with investment strategies similar to the Funds. The Board considered Rafferty’s representations that it has the financial resources and appropriate staffing to manage each Fund and to meet its expense reimbursement obligations. The Board also noted that reports from both the Chief Compliance Officer and the independent compliance firm that supports Rafferty’s Chief Compliance Officer are provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered Rafferty’s marketing and distribution efforts, including offering additional investment options to shareholders through the creation of new series, such as the Funds and promoting them through existing and new broker and platform relationships. The Board considered that Rafferty will oversee all aspects of the operation of the Funds, including oversight of the Funds’ service providers. Because the Funds had not commenced operations, they did not have any prior performance history. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by Rafferty to the Funds under the Advisory Agreement were fair and reasonable.

Costs of Services Provided to the Funds and Profits Realized. The Board considered the fees to be paid to Rafferty on an annual basis, including an operating services fee which effectively limits the expenses of each Fund. In this regard, Rafferty advised the Board that the advisory fee rates for the Funds are lower than advisory fee rates for comparable funds and similar to the advisory fee rate for another comparable series in the Trust. The Board also considered the total expense ratios for the Funds verses another comparable series in the Trust and as compared to comparable funds or other products, with investment strategies similar to the Funds.

The Board also considered that Rafferty agreed to limit the total expenses for the 2014 fiscal year for each Fund through expense limitations. The Board considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual funds. Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services to be provided and any profits that may be realized under the Advisory Agreement were fair and reasonable.

Economies of Scale. The Board considered whether economies of scale will be realized by Rafferty as a Fund grows larger and the extent to which any such economies are reflected in contractual fee rates. In light of the fact that the Funds had not yet commenced operations and did not yet have any assets, the Board did not at this time consider this a material factor.

Other Benefits. The Board considered Rafferty’s representation that it believes that its relationship with the Funds may help to enable Rafferty to attract business to its other mutual fund accounts. The Board also considered that Rafferty’s overall business with brokerage firms can help to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, such benefits to Rafferty would be fair and reasonable.

DIREXION SEMI-ANNUAL REPORT	45

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board determined that the Advisory Agreement for the Funds was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the approval of the Advisory Agreement.

46	DIREXION SEMI-ANNUAL REPORT

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,

•	Mail, e-mail, the telephone and our website, and

•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the semi-annual report.

PN-1

DIREXION FUNDS

SEMI–ANNUAL REPORT APRIL 30, 2014

1301 Avenue of the Americas (6th Ave.), 35th Floor              New York, New York 10019              (800) 851-0511               www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC

1301 Avenue of the Americas (6th Ave.), 35th Floor

New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC

P.O. Box 1993

Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.

1555 RiverCenter Dr., Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Distributor

Rafferty Capital Markets, LLC

1010 Franklin Avenue, 3rd Floor

Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Chief Operating Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2)  A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Funds

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Chief Operating Officer

Date	7/1/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Eric W. Falkeis
Eric W. Falkeis, Chief Operating Officer

Date	7/1/14

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	7/1/14